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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 1998
                                                 ----------------

                             Public Storage, Inc.
                             --------------------

            (Exact name of registrant as specified in its charter)

       California                      1-8389                95-3551121
       ----------                      ------                ----------
   (State or other juris-           (Commission             (IRS Employer
   diction of incorporation)        File Number)         Identification No.)

   701 Western Avenue, Glendale, California                 91201-2397
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    (Address of principal executive office)                 (Zip Code)

    Registrant's telephone number, including area code    (818) 244-8080
                                                          --------------

                                     N/A
                                     ---

         (Former name or former address, if changed since last report)



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Item 5. Other Events
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    On January 13, 1998, the Securities and Exchange Commission declared effective the Registration Statement on Form S-3 (No. 333-41123) of Public Storage, Inc. (the "Company"), which together with the securities previously registered pursuant to the Company's Registration Statement on Form S-3 (No. 333-18395), permits the Company to issue an aggregate of $700,000,000 of preferred stock, depositary shares, equity stock, common stock and warrants.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.

         Exhibit 1.1 - Underwriting Agreement.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PUBLIC STORAGE, INC.

                                         By: /s/ DAVID GOLDBERG
                                            ---------------------
                                             David Goldberg
                                             Senior Vice President
                                             and General Counsel

Date: January 15, 1998